EXHIBIT 10.3

SECURITY AGREEMENT

This Security Agreement (the “Security Agreement”) dated as of March 9, 2019 by and between Puradyn Filter Technologies Incorporated, a Delaware corporation with its principal place of business located at 2017 High Ridge Road, Boynton Beach, Florida  33426 (the “Company”), and Christian Meissner, an individual located at ____________________________________________________ (the “Secured Party”).

BACKGROUND

The Company is issuing the Secured Party a 5% Senior Secured Revolving Promissory Note in the aggregate principal amount of up to $250,000 (the “Note”) pursuant to the terms of that certain Revolving Credit Agreement of even date herewith by and between the Company and the Secured Party (the “Revolving Credit Agreement”).  In order to induce the Secured Party to enter into the Revolving Credit Agreement, the Company has agreed to pledge and grant a security interest in the collateral described herein to the Secured Party on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.

Definitions.  All capitalized terms used herein which are not defined shall have the meanings given to them in the Note.

2.

Pledge and Grant of Security Interest. To secure the full and punctual payment and performance of (a) all indebtedness obligations and liabilities of the Company to the Secured Party under the Note and (b) all indebtedness, obligations and liabilities of the Company to Secured Party whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by the Note (collectively, the “Indebtedness”), the Company hereby transfers, pledges, assigns, hypothecates, transfers and grants to the Secured Party a security interest in the personal property described on Schedule A annexed hereto (collectively, the “Collateral”).

3.

Representations and Warranties of the Company.  The Company represents and warrants to the Secured Party (which representations and warranties shall be deemed to continue to be made until all of the Indebtedness has been paid in full in cash) that:

(a)

The execution, delivery and performance by the Company of this Security Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to the Company;

(b)

This Security Agreement constitutes the legal, valid, and binding obligation of the Company enforceable against the Company in accordance with its terms;

(c)

No consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for the execution, delivery and performance of this Security Agreement or, the exercise by the Secured Party of any rights with respect to the Collateral or for the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder;

(d)

There are no pending or, to the best of the Company’s knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral;

(e)

The Company has the requisite power and authority to enter into this Security Agreement and to pledge and assign the Collateral to Secured Party in accordance with the terms of this Security Agreement;

(f)

The Company owns each item of the Collateral set forth on Schedule A and, except for the pledge and security interest granted to Secured Party hereunder or as disclosed in the Company’s SEC Reports (as defined under the Revolving Credit Agreement dated even herewith), the Collateral is free and clear of any other security interest, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever (collectively, “Liens”); and

(g)

The pledge and assignment of the Collateral and the grant of a security interest under this Security Agreement vests in the Secured Party all rights of the Company in the Collateral as contemplated by this Security Agreement.

4.

Affirmative Covenants.  Until such time as all of the Indebtedness has been paid in full in cash, the Company shall:

(a)

Defend the Collateral against the claims and demands of all other parties and keep the Collateral free from all Liens, except for the Liens granted to Secured Party under this Security Agreement or in the ordinary course of business;

(b)

In the event the Company comes into possession of any portion of the Collateral in violation of the terms of this Security Agreement, hold the same in trust for Secured Party and deliver to Secured Party such Collateral in the form received no later than ten (10) business days following the Company’s receipt thereof;

(c)

In the event any portion of the Collateral is held by a third party, take all action that Holder may request so as to maintain the validity, enforceability, perfection and priority of Secured Party’s security interest in the Collateral;

(d)

Within ten (10) business days of receipt thereof by the Company, deliver to Secured Party all notices and statements relating to the Collateral received by the Company or any third party holding the Collateral;

(e)

Notify Secured Party promptly of (a) any adverse event relating to the Collateral or any adverse change in the value of the Collateral and (b) the Company’s intention to commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect);

(f)

At the written request of Secured Party at any time and from time to time, at the Company’s sole expense, promptly take such action and execute and deliver such control agreements (and cause any financial institution and/or brokerage Company at which any of the Collateral is maintained to enter into one or more control agreements in favor of and on terms satisfactory to Secured Party) and further instruments and documents as Secured Party may reasonably request in order to more fully perfect, evidence or effectuate the pledge and assignment hereunder and the security interest granted hereby and to enable Secured Party to exercise and enforce his rights and remedies hereunder.  Secured Party is hereby authorized to file one or more financing or continuation statements under the Uniform

Commercial Code (as in effect from time to time, the “UCC”) relating to the Collateral, naming Secured Party as “secured party”;

(g)

Furnish to Secured Party such other information relating to the Collateral as Secured Party may from time to time reasonably request; and

(h)

Not sell, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral, other than in the ordinary course of business, in connection with an existing Lien, and/or in connection with the sale of any inventory.

5.

Events of Default.

The term “Event of Default” wherever used herein shall mean the occurrence of any one or more of the following events:

(a)

An “Event of Default” under the Note shall have occurred and shall not have been cured during any applicable cure or grace period;

(b)

The Company’s failure to comply with or perform any of its undertakings or obligations under this Security Agreement or the Note which failure has not been cured by the Company within ten (10) days of written notice; or

(c)

Any representation, warranty, statement or covenant made or furnished to Secured Party by or on behalf of the Company in connection with this Security Agreement, the Note or the Revolving Credit Agreement proves to have been false in any material respect when made or furnished or is breached, violated or not complied with and which failure has not been cured by the Company within ten (10) days of written notice.

6.

Remedies.

Upon the occurrence of an Event of Default, the Secured Party may:

(a)

Demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, realize upon the Collateral (or any part thereof) and/or otherwise deal with the Collateral in any and all respects as the holder thereof, in each case as Secured Party may determine in his sole discretion;

(b)

Transfer the Collateral into his names or into the names of his nominee or nominees;

(c)

Subject to the requirements of applicable law, sell, assign and deliver the whole or, from time to time any part of the Collateral, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for such price or prices and on such terms as Secured Party in his sole discretion may determine.

In addition to the foregoing, Secured Party shall have all of the rights and remedies of a secured party under applicable law and the UCC.

7.

Proceeds of Collateral Agreement.  The proceeds of any disposition of the Collateral under this Security Agreement shall be applied as follows:

(a)

First, to the payment of all costs, expenses and charges of Secured Party and to the reimbursement of Secured Party for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of the Collateral (including, without limitation, the expenses of any sale or any other disposition of any of the Collateral), the expenses of any taking, attorneys’ fees and expenses, court costs, any other fees or expenses incurred or expenditures or advances made by Secured Party in the protection, enforcement or exercise of its rights, powers or remedies hereunder, with interest on any such reimbursement at the rate prescribed in the Note from the date of payment;

(b)

Second, to the payment of the Note, in whole or in part, in such order as Noteholder may elect, whether or not such Note is then due;

(c)

Third, to such persons, firms corporations or other entities as required by applicable law including, without limitation the UCC; and

(d)

Fourth, to the extent of any surplus to the Company or as a court of competent jurisdiction may direct.

In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Note, the Company shall be liable for the deficiency together with interest thereon at the rate prescribed in the Note plus the costs and fees of any attorneys employed by Secured Party to collect such deficiency.

8.

No Waiver.  Any and all of Secured Party’s rights with respect to the Liens granted under this Security Agreement shall continue unimpaired, and the Company shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of the Company, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by Holder in reference to the Note.  The Company hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if the Company had expressly agreed thereto in advance.  No delay or extension of time by Secured Party in exercising any power of sale, option or other right or remedy hereunder, and no failure by Secured Party to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice Secured Party’s right to take any action against the Company or to exercise any other power of sale, option or any other right or remedy.

9.

Captions.  All captions in this Security Agreement are included herein for convenience of reference only and shall not constitute part of this Security Agreement for any other purpose.

10.

Miscellaneous.

(a)

This Security Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

(b)

No waiver of any term or condition of this Security Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

(c)

In the event that any provision of this Security Agreement or the application thereof to the Company or any circumstance in any jurisdiction governing this Security Agreement shall,

to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Security Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Security Agreement.

(d)

This Security Agreement shall be binding upon the Company, and the Company’s successors and assigns, and shall inure to the benefit of Secured Party and its successors and assigns.

(e)

Any notice or other communication required or permitted pursuant to this Security Agreement shall be given in accordance with the notice provisions of the Note.

(f)

This Security Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State of Florida and jurisdiction shall be in the state or federal courts in Palm Beach County, Florida.

(g)

EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS SECURITY AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

(h)

THE PARTIES HERETO EXPRESSLY CONSENT TO THE JURISDICTION AND VENUE OF EACH COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF FLORIDA FOR ALL PURPOSES IN CONNECTION WITH THIS SECURITY AGREEMENT.  ANY JUDICIAL PROCEEDING BY THE PARTIES AGAINST ANY OTHER PARTY INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS SECURITY AGREEMENT SHALL BE BROUGHT IN A STATE OR FEDERAL COURT LOCATED IN PALM BEACH COUNTY, FLORIDA.  THE PARTIES HERETO WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

(i)

This Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

[signature page to follow]

IN WITNESS WHEREOF, the parties have duly executed this Security Agreement as of the day and year first written above.

Puradyn Filter Technologies Incorporated

By:	/s/ Edward S. Vittoria
Edward S. Vittoria, Chief Executive Officer

SECURED PARTY

/s/ Christian Meissner
Name: Christian Meissner

SCHEDULE A

Description of Collateral

The Company hereby grants, pledges, and assigns for the benefit of the Secured Party, and there is hereby created in favor of the Secured Party, a security interest in and to all of the Company’s right, title, and interest in, to, and under all assets and all personal property of the Company and its subsidiaries, whether now or hereafter existing, or now owned or hereafter acquired, including but not limited to the following (collectively, “Collateral”):

a.

All accounts, chattel paper, contracts, contract rights, accounts receivable, tax refunds, note receivable, documents, other choses in action and general intangibles, including, but not limited to, proceeds of inventory and returned goods and proceeds from the sale of goods and services, and all rights, liens, securities, guaranties, remedies and privileges related thereto, including the right of stoppage in transit and rights and property of any kind forming the subject matter of any of the foregoing (“Accounts Receivable”);

b.

All savings, demand, certificate of deposit or other accounts in the name of the Company or in which the Company has any right, title or interest, including but not limited to all sums now or at any time hereafter on deposit, and any renewals, extensions or replacements of and all other property which may from time to time be acquired directly or indirectly using the proceeds of any of the foregoing;

c.

All inventory and equipment of every type or description wherever located, including, but not limited to all raw materials, parts, containers, work in process, finished goods, goods in transit, wares, merchandise furniture, fixtures, hardware, machinery, tools, parts, supplies, automobiles, trucks, other intangible property of whatever kind and wherever located associated with the Company’s business, tools and goods returned for credit, repossessed, reclaimed or otherwise reacquired by the Company;

d.

All documents of title and other property from time to time received, receivable or otherwise distributed in respect of, exchange or substitution for or addition to any of the foregoing including, but not limited to, any documents of title.

e.

All know-how, information, permits, patents, copyrights, goodwill, trademarks, trade names, licenses and approvals held by the Company, including all other intangible property of the Company;

f.

All assets of any type or description that may at any time be assigned or delivered to or come into possession of the Company for any purpose for the account of the Company or as to which the Company may have any right, title, interest or power, and property in the possession or custody of or in transit to anyone for the account of the Company, as well as all proceeds and products thereof and accessions and annexations thereto; and

g.

All proceeds (including but not limited to insurance proceeds) and products of and accessions and annexations to any of the foregoing.